UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 21, 2017

AVENUE INCOME CREDIT STRATEGIES FUND

(Exact name of Registrant as specified in its charter)

Delaware	811-22485	80-0660749
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, 6th Floor New York, NY (Address of Principal Executive Offices)	10022 (Zip Code)

(212) 878-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On September 14, 2017, the Board of Trustees (the “Board”) of Avenue Income Credit Strategies Fund (the “Fund”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund. The Fund communicated the Board’s decision that PWC was dismissed on November 21, 2017.  The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years (ended October 31, 2016 and October 31, 2015) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through November 21, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through November 21, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Fund has provided PwC with a copy of the foregoing disclosures and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Fund set forth above. A copy of PwC’s letter, dated November 22, 2017, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

On September 14, 2017, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2017, effective November 21, 2017 upon the completion of KPMG’s independence review. During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through November 21, 2017, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter dated November 22, 2017 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Avenue Income Credit Strategies Fund

Date: November 22, 2017	/s/ Randolph Takian
Name: Randolph Takian
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated November 22, 2017 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K.